UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 16, 2011

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11840	36-3871531
(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 — Securities and Trading Markets

Item 3.03.  Material Modification to Rights of Security Holders

An amendment to the Registrant’s Restated Certificate of Incorporation (“Certificate”) was approved at its annual stockholder meeting on May 17, 2011 (the “Annual Meeting”). The amendment became effective on May 18, 2011, when it was filed with the Secretary of State of Delaware.  The Certificate was restated to reflect the amendment and was filed with the Secretary of State of Delaware on May 18, 2011.  Article Seventh was amended to grant holders of not less than 20% of the outstanding common stock the right to require that a special stockholder meeting be called, subject to certain bylaw provisions   The foregoing description of the amendment to the Certificate is qualified in its entirety by reference to the full text of the Certificate attached as Exhibit 3(i), which is incorporated herein by reference.

On May 18, 2011, amendments to the Registrant’s Amended and Restated Bylaws (“Bylaws”) became effective.  The amendments had been approved by the Registrant’s Board of Directors on April 5, 2011, subject to stockholder approval at the Annual Meeting of the amendment to Article Seventh of the Certificate.  Article II of the Bylaws was amended to include procedural requirements for stockholders in order that a special stockholder meeting be called; to specify the type of business that can be transacted at a special stockholder meeting requested by stockholders; to change the advance notice requirements for stockholder proposed business and stockholder director nominations at annual and special stockholder meetings; to clarify that certain provisions of Sections 15 and 16 of Article II are the exclusive means for stockholders to bring business or nominate directors before an annual or special meeting (other than a special stockholder requested meeting); and to clarify the chair’s authority regarding defective proposals and nominations at stockholder meetings.  The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws attached as Exhibit 3(ii), which is incorporated herein by reference.

Section 5 - Corporate Governance and Management

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

As stated above in Item 3.03, on May 18, 2011, amendments to the Registrant’s Bylaws became effective.  The amendments had been approved by the Registrant’s Board of Directors on April 5, 2011, subject to stockholder approval at the Annual Meeting of the amendment to Article Seventh of the Certificate.  Article II of the Bylaws was amended as described in the second paragraph of Item 3.03, which paragraph is incorporated in this Item 5.03 by reference.  In addition, Article III was amended by the addition of Registrant’s election to be governed by Section 141(c)(2) of the Delaware General Corporation Law regarding committees of directors and to change the authority of the Executive Committee; Article IV was amended to change certain indemnification provisions; Article VI was amended to specify the chief executive officer’s authority with respect to officer titles and to eliminate an outdated provision regarding salaries of officers; Article VII was amended to clarify the Registrant’s use of uncertificated stock; and clarifying changes were made to Articles VIII and IX.   The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws attached as Exhibit 3(ii), which is incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On May 16, 2011, the Audit Committee of the Registrant’s Board approved changes to the Registrant’s Code of Ethics to further address illegal payments and bribery and the Registrant’s commitment to compliance with The Foreign Corrupt Practices Act, the U.K. Bribery Act, and the anti-bribery laws of all countries where Registrant conducts or seeks to conduct business. The foregoing description of the amendments to the Code of Ethics is qualified in its entirety by reference to the full text of the Code of Ethics attached as Exhibit 14, which is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)       The Annual Meeting was held on May 17, 2011.

(b)       The following are the final results of the Annual Meeting:

Election of Directors. Eleven directors were elected by a majority of the votes cast for terms expiring at the 2012 annual stockholder meeting.  The voting results are as follows:

Nominee	For	Against	Abstain	Broker non-votes
F. Duane Ackerman	243,206,395	157,291,100	1,136,254	49,069,827
Robert D. Beyer	275,597,634	124,896,858	1,139,257	49,069,827
W. James Farrell	242,358,188	158,143,418	1,132,143	49,069,827
Jack M. Greenberg	274,358,247	126,117,031	1,158,471	49,069,827
Ronald T. LeMay	274,854,992	125,627,049	1,151,708	49,069,827
Andrea Redmond	245,272,698	155,249,061	1,111,990	49,069,827
H. John Riley, Jr.	218,556,415	181,929,605	1,147,729	49,069,827
Joshua I. Smith	213,354,308	187,136,647	1,142,794	49,069,827
Judith A. Sprieser	239,302,085	161,231,418	1,100,246	49,069,827
Mary Alice Taylor	243,087,984	157,458,061	1,087,704	49,069,827
Thomas J. Wilson	273,757,259	126,728,921	1,147,569	49,069,827

Ratification of Appointment of Independent Registered Public Accountant.  The stockholders ratified the appointment of Deloitte & Touche LLP as Registrant’s independent registered public accountant for 2011.  The voting results are as follows:

For	Against	Abstain
443,087,622	6,643,543	972,411

Special Meetings.  The management proposal on the amendment of the Certificate to grant holders of not less than 20% of the outstanding common stock the right to require that a special stockholder meeting be called received the vote of a majority of the outstanding shares entitled to vote at the meeting.  The voting results are as follows:

For	Against	Abstain
436,675,210	7,949,176	6,079,190

Exclusive Forum.  The management proposal seeking an amendment to the Certificate to designate Delaware as the exclusive forum for certain legal actions did not receive the vote of a majority of the outstanding shares entitled to vote at the meeting.  The voting results are as follows:

For	Against	Abstain
219,229,100	228,727,554	2,746,922

Advisory Vote on Compensation of Named Executive Officers.  The management proposal on the advisory resolution to ratify the compensation of the named executive officers received the vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal.  The voting results are as follows:

For	Against	Abstain	Broker non-votes
229,109,343	169,559,292	2,965,114	49,069,827

Frequency of Advisory Vote. The voting results on the management proposal on the frequency of future advisory votes on executive compensation are as follows:

One Year	Two Years	Three Years	Votes Abstained	Broker non-votes
255,746,708	3,284,483	139,777,495	2,825,063	49,069,827

In accordance with the voting results, the Registrant’s Board of Directors has decided that the Registrant will hold an annual advisory vote on the compensation of named executive officers until the next stockholder advisory vote on the frequency of the advisory vote to approve the compensation of the named executive officers.

Stockholder Proposal.  The stockholder proposal seeking the right to act by written consent received the vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal.  The voting results are as follows:

For	Against	Abstain	Broker non-votes
208,979,502	188,767,763	3,886,484	49,069,827

Stockholder Proposal.  The stockholder proposal seeking a report on political contributions and payments to trade associations and other tax exempt organizations did not receive the vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal.  The voting results are as follows:

For	Against	Abstain	Broker non-votes
131,906,859	224,420,533	45,306,357	49,069,827

Section 8 — Other Events

Item 8.01.  Other Events.

Information Required in Registration Statement

In order to revise and clarify the description of its securities (specifically, the number of shares of common stock outstanding and the first two bulleted provisions summarized under the change in control paragraph), the registrant amends its General Form for Registration of Securities Pursuant to Section 12(b) of the Securities Exchange Act of 1934 on Form 10 (the “Registration”) by amending and restating Item 11 to read as follows:

Item 11.  Description of Registrant’s Securities to be Registered.

The Allstate Corporation is incorporated in the State of Delaware. The following description is qualified in its entirety by reference to the relevant provisions of Delaware law and Allstate’s restated certificate of incorporation and bylaws, which govern the rights of Allstate stockholders.

Authorized Capital Stock

As of May 18, 2011, the authorized capital stock of Allstate was 2,025,000,000 shares. Those shares consisted of 25,000,000 shares of preferred stock, par value of $1.00 per share, none of which were issued and outstanding; and 2,000,000,000 shares of common stock, par value of $0.01, of which 900,000,000 were issued.  522,233,250 shares of common stock were outstanding as of April 30, 2011.

Common Stock

Outstanding shares of Allstate common stock are listed on the New York Stock Exchange and the Chicago Stock Exchange under the ticker symbol “ALL.” Common stockholders may receive dividends as and when declared by the Allstate board of directors. Dividends may be paid in cash, stock, or other form.  In certain cases, common stockholders may not receive dividends until obligations of any preferred stockholders have been satisfied. All outstanding shares of common stock are fully paid and non-assessable. Each share of common stock is entitled to one vote for each nominee in the election of directors and one vote on each other matter. Common stockholders are not entitled to preemptive or cumulative voting rights. Common stockholders will be notified of any stockholder meeting in accordance with applicable law. If Allstate liquidates, dissolves, or winds-up its business, common stockholders will share equally in the assets remaining after creditors and preferred stockholders are paid.

Preferred Stock

The following description of the terms of the preferred stock sets forth certain general terms and provisions of the Allstate authorized preferred stock.

The Allstate board of directors can, without approval of the stockholders, issue one or more series of preferred stock. The Allstate board can also determine the number of shares of each series and the rights, preferences, and limitations of each series including the dividend rights, voting rights, conversion rights, redemption rights, and any liquidation preferences of any wholly unissued series of preferred stock, the number of shares constituting each series and the terms and conditions of issue. In some cases, the issuance of preferred shares could delay a change in control of Allstate and make it harder to remove present management. Under certain circumstances, preferred stock could also restrict dividend payments to holders of common stock.

No series of preferred stock is currently authorized for issuance by the Allstate board.

Stockholder Voting Requirements

Directors are elected if they receive the vote of the majority of the votes cast at any meeting for the election of directors at which a quorum is present.  A majority of votes cast means the number of shares voted “FOR” a director exceeds 50% of the votes cast with respect to that director’s election.  Votes cast shall include votes to withhold authority in each case and exclude abstentions.

Except as otherwise provided in Allstate’s certificate of incorporation or in its bylaws or as required by law, all other matters can be approved by the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the matter.

Change in Control

Some provisions of Allstate’s certificate of incorporation and bylaws are designed to enhance or have the effect of enhancing the ability of the Allstate board of directors, and ultimately the stockholders, to negotiate with potential acquirers from a strong position and to protect stockholders against unfair or unequal treatment in an attempt to acquire Allstate. However, these provisions could have the effect of delaying, deferring, or preventing a change in control of Allstate or could operate with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of Allstate’s assets, or its liquidation. The following is a summary of those provisions.

•                  Allstate’s bylaws require prior notice of any business that a stockholder intends to bring before an annual or special stockholder meeting.

•                  Allstate’s restated certificate of incorporation allows stockholders owning not less than 20% of all outstanding common stock the right to require that a special stockholder meeting be called, subject to certain bylaw provisions.  In addition, special stockholder meetings may be called at any time by the chairman of the board and shall be called by the chairman of the board at the written request of a majority of the board of directors.

•                  Stockholders may not act by written consent. All actions required or permitted to be taken by the stockholders must be taken only at an annual or special meeting of stockholders.

•                  Delaware law generally prohibits an interested stockholder (under Delaware law, a stockholder owning 15% or more of a public Delaware corporation’s outstanding voting stock) from engaging in business combinations involving the corporation during the three years after the date the person became an interested stockholder unless, among other things:

•                  Prior to such date, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•                  Upon the completion of the transaction that resulted in the stockholder becoming an interested stockholder, the stockholder owned at least 85% of the voting stock outstanding at the time the transaction commenced; or

•                  At or after such time, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders by at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Such prohibition, however, does not apply if a stockholder becomes an interested stockholder inadvertently and as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder and, except for inadvertently becoming an interested stockholder, was not an interested stockholder in the three years prior to completion of the business combination.

These business combinations include mergers, consolidations, sales of assets, and transactions benefiting the interested stockholder. Allstate has not opted out of these provisions of Delaware law.

Section 9 — Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

3(i)	Restated Certificate of Incorporation
3(ii)	The Allstate Corporation Amended and Restated Bylaws, as amended May 18, 2011
14	The Allstate Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:
/s/ Jennifer M. Hager
		Name:	Jennifer M. Hager
		Title:	Vice President,
Assistant General Counsel,
and Assistant Secretary

Date: May 18, 2011